UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 15, 2023

Date of Report (date of earliest event reported)

Pegasus Digital Mobility Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-40945	98-1596591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

71 Fort Street George Town Grand Cayman Cayman Islands	KY1-1106
(Address of principal executive offices)	(Zip Code)

+1345 7694900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one redeemable Warrant	PGSS.U	New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	PGSS	New York Stock Exchange
Redeemable Warrants, each exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	PGSS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 to this Current Report on Form 8-K is hereby incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 15, 2023, Pegasus Digital Mobility Acquisition Corp. (the "Company") issued a non-convertible unsecured promissory note (the "March 2023 Promissory Note") in the principal amount of $1,100,000 to Pegasus Digital Mobility Sponsor LLC, a Cayman Islands limited liability company (the "Sponsor"). The March 2023 Promissory Note was issued to provide the Company with additional working capital to satisfy outstanding obligations. The March 2023 Promissory Note bears no interest and is repayable in full upon the earliest of December 31, 2023, the date on which the Company consummates a business consummation, or within three (3) business days of the receipt by the Company of a break-free, termination fee or similar arrangement in connection with a potential business combination. If the Company does not consummate a business combination, the March 2023 Promissory Note will not be repaid and all amounts owed under the March 2023 Promissory Note will be forgiven except to the extent that the Company has funds available to it outside of its Trust Account (as defined in the March 2023 Promissory Note).

The Company also agreed to amend and restate certain provisions of the non-convertible unsecured promissory note in the principal amount of $2,250,000 it issued to the Sponsor on January 23, 2023 (as amended and restated, the "January 2023 Promissory Note" and together with the "March 2023 Promissory Note," the "Promissory Notes") in order to align the terms of the January 2023 Promissory Note with those of the March 2023 Promissory Note.

A copy of each of the Promissory Notes is attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The disclosure as set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirely by reference to the full text of the Promissory Notes.

Item 9.01	Financial Statements and Exhibits

Exhibit Number

10.1	Promissory Note, dated January 23, 2023, issued to Pegasus Digital Mobility Sponsor LLC, as amended and restated on March 15, 2023.
10.2	Promissory Note, dated March 15, 2023, issued to Pegasus Digital Mobility Sponsor LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2023	Pegasus Digital Mobility Acquisition Corp.

	By:	/s/ F. Jeremey Mistry
	Name:	F. Jeremey Mistry
	Title:	Chief Financial Officer and Secretary